UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22721

KKR Alternative Corporate Opportunities Fund
(Exact name of registrant as specified in charter)

555 California Street 50th Floor San Francisco, CA			94104
(Address of principal executive offices)			(Zip code)

Nicole J. Macarchuk, Esq. KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(415) 315-3620

Date of fiscal year end:	October 31, 2013

Date of reporting period:	April 30, 2013

Item 1.    Reports to Stockholders.

KKR Alternative Corporate

Opportunities Fund

Semi-Annual Report

April 30, 2013

(Unaudited)

Alternative Corporate Opportunities Fund	April 30, 2013 (Unaudited)

Table of Contents

Schedule of Investments	1
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Disclosure of Fund Expenses	23
Approval of Investment Advisory Agreement	25

The KKR Alternative Corporate Opportunities Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The KKR Alternative Corporate Opportunities Fund Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the KKR Alternative Corporate Opportunities Fund will use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 888-564-4517; and (ii) on the Commission’s website at http://www.sec.gov.

Schedule of Investments

	Par†		Value
High Yield Securities - 52.8%
Automobiles & Components - 0.3%
Schaeffler Finance BV
4.750%, 05/15/2021 (a)	101,000		$102,263

Banks - 0.6%
SquareTwo Financial Corp.
11.625%, 04/01/2017	162,000		168,075

Capital Goods - 7.3%
Great Lakes Dredge & Dock Corp.
7.375%, 02/01/2019	124,000		131,130
Jeld-Wen Escrow Corp.
12.250%, 10/15/2017 (a)	741,000		866,970
Maxim Crane LP
12.250%, 04/15/2015 (a)	323,000		339,554
New Enterprise Stone & Lime Co., Inc.
13.000%, 03/15/2018 (a) (e)	444,125		475,214
United Rentals North America, Inc.
10.250%, 11/15/2019	220,000		254,650
9.250%, 12/15/2019	74,000		84,360
			2,151,878
Consumer Durables & Apparel - 2.0%
Easton-Bell Sports Inc.
9.750%, 12/01/2016	118,000		126,999
Edcon Proprietary Ltd.
3.453%, 06/15/2014 (a) (b)	EUR	344,000	452,977
			579,976
Consumer Services - 1.9%
Education Management Finance Corp. LLC
15.000%, 07/01/2018 (a)	319,921		332,718
Pinnacle Entertainment, Inc.
8.625%, 08/01/2017	230,000		243,225
			575,943
Diversified Financials - 1.6%
Nuveen Investments, Inc.
5.500%, 09/15/2015	230,000		231,725
TransUnion Financing Corp. LLC
11.375%, 06/15/2018	216,000		247,320
			479,045
Health Care Equipment & Services - 1.1%
CRC Health Corp.
10.750%, 02/01/2016	322,000		328,440

Insurance - 4.6%
Ambac Assurance Corp.
5.100%, 06/07/2020 (a)	341,000		298,375
Towergate Finance PLC
10.500%, 02/15/2019 (a)	GBP	646,000	1,063,506
			1,361,881
Materials - 12.0%
AM Castle & Co.
12.750%, 12/15/2016	437,000		516,753

See notes to financial statements.

	Par†		Value
Materials - 12.0% (continued)
American Rock Salt Co., LLC
8.250%, 05/01/2018 (a)	1,020,000		$986,850
Cemex
9.500%, 06/15/2018 (a)	59,000		67,260
5.875%, 03/25/2019 (a)	23,000		23,402
Cemex Materials LLC
7.700%, 07/21/2025 (a)	830,000		832,075
Ineos Finance PLC
9.000%, 05/15/2015 (a)	234,000		245,115
Kerling PLC
10.625%, 02/01/2017 (a)	EUR	219,000	298,832
Ryerson, Inc.
9.000%, 10/15/2017 (a)	163,000		177,670
St. Barbara Ltd.
8.875%, 04/15/2018 (a)	394,000		389,075
			3,537,032
Media - 11.4%
Catalina Marketing Corp.
10.500%, 10/01/2015 (a)	998,000		1,026,692
N/A, 11/15/2015 (a) (g)	336,000		262,080
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/2020	102,000		109,905
DISH DBS Corp.
5.875%, 07/15/2022	53,000		54,060
5.000%, 03/15/2023 (a)	109,000		105,730
Good Sam Enterprises LLC
11.500%, 12/01/2016	670,000		716,062
Norcell Sweden Holding 2
10.750%, 09/29/2019 (a)	EUR	322,000	472,769
TL Acquisitions, Inc.
11.500%, 04/15/2020 (a)	790,000		620,150
			3,367,448
Real Estate - 1.7%
Realogy Group LLC
9.000%, 01/15/2020 (a)	223,000		264,255
7.625%, 01/15/2020 (a)	196,000		224,910
			489,165
Retailing - 2.2%
Gymboree Corp.
9.125%, 12/01/2018	664,000		659,850

Software & Services - 3.7%
Fidelity National Information Services
7.625%, 07/15/2017	300,000		320,625
iPayment, Inc.
10.250%, 05/15/2018	608,000		556,320
Travelport LLC
13.875%, 03/01/2016 (a)	182,850		183,764
9.625%, 03/01/2016 (a) (b)	43,000		39,130
			1,099,839
Technology, Hardware & Equipment - 0.7%
CDW LLC
12.535%, 10/12/2017	182,000		195,650

See notes to financial statements.

	Par†		Value
Telecommunication Services - 1.7%
Cricket Communications, Inc.
7.750%, 05/15/2016	235,000		$244,400
GCI, Inc.
6.750%, 06/01/2021	279,000		266,445
			510,845
TOTAL HIGH YIELD SECURITIES (amortized cost $15,209,044)			15,607,330

Leveraged Loans - 18.6%
Capital Goods - 1.9%
Quinn Group Holdco Ltd. Term Loan, Tranche A-1
6.971%, 10/14/2016 (b)	EUR	410,953	508,673
Tomkins Air Distribution Term Loan, Tranche 2
9.250%, 05/11/2020 (b)	58,648		60,261
			568,934
Consumer Durables & Apparel - 3.0%
Easton-Bell Sports Inc.
11.500%, 12/31/2015 (c) (e)	897,610		897,610

Consumer Services - 0.9%
Education Management LLC Term Loan, Tranche C-2
4.313%, 06/01/2016 (b)	48,001		40,081
Education Management LLC Term Loan, Tranche C-3
8.250%, 03/30/2018 (b)	273,503		237,606
			277,687
Materials - 0.4%
Caraustar Industries Inc. Term Loan, Tranche 1
N/A, 04/26/2019 (b) (d)	126,688		127,638

Media - 3.8%
Internet Brands Inc. Term Loan, Tranche B
6.250%, 03/18/2019 (b)	345,875		347,712
NEP Group, Inc. Term Loan, Tranche 2
9.500%, 07/22/2020 (b)	24,972		26,116
TL Acquisitions, Inc. Term Loan, Tranche 1
2.700%, 07/03/2014 (b)	795,377		625,616
TL Acquisitions, Inc. Term Loan, Tranche B
5.700%, 07/05/2017 (b)	170,674		127,579
			1,127,023
Retailing - 4.1%
Guitar Center Inc. Term Loan
5.540%, 04/09/2017 (b)	522,002		520,859
Gymboree Corp. Term Loan
N/A, 02/23/2018 (b) (d)	286,057		280,535
J Jill Term Loan
10.000%, 04/29/2017 (b) (c)	390,617		390,617
			1,192,011
Software & Services - 2.3%
EZE Castle Software, Inc. Term Loan, Tranche 2
8.750%, 04/05/2021 (b)	143,188		146,455

See notes to financial statements.

	Par†/Shares	Value
Software & Services - 2.3% (continued)
Infor Global Solutions European Finance
N/A, 04/05/2017 (d) (e)	71,200	$77,489
RedPrairie Corp. Term Loan, Tranche 2
11.250%, 12/21/2019 (b)	255,063	271,217
Travelport LLC Term Loan, Tranche 2
9.500%, 01/31/2016 (b)	167,285	172,094
		667,255
Technology, Hardware & Equipment - 0.2%
Avaya, Inc. Term Loan, Tranche B-5
8.000%, 03/31/2018 (b)	52,110	52,221

Telecommunication Services - 2.0%
Integra Telecom Holdings, Inc. Term Loan, Tranche 2
9.750%, 02/19/2020 (b)	540,353	556,564
Lightower Fiber LLC Term Loan, Tranche 2
N/A, 03/15/2021 (b) (d)	42,831	43,848
		600,412
TOTAL LEVERAGED LOANS (amortized cost $5,411,413)		5,510,791

Preferred Stock - 6.4%
Banks - 2.1%
Federal Home Loan Mortgage Corp., Series Z
8.375%	67,863	321,671
Federal National Mortgage Association, Series S
8.250%	67,580	309,516
		631,187
Household & Personal Products - 4.3%
Harbinger Group, Inc.
8.000% (c)	916	1,258,584

TOTAL PREFERRED STOCK (cost $1,904,017)		1,889,771

Common Stock - 3.2%
Automobiles & Components - 1.0%
General Motors Co.*	9,500	292,980

Capital Goods - 0.9%
Great Lakes Dredge & Dock Corp.	40,000	276,800

Diversified Financials - 0.0%
Ember VRM Sarl (c) (f)	145	191

Health Care Equipment & Services - 1.0%
Amedisys, Inc.*	1,023	10,271
Health Management Associates, Inc., Class A*	23,251	267,154
		277,425
Software & Services - 0.3%
Verint Systems, Inc.*	3,008	99,384

TOTAL COMMON STOCK (cost $899,227)		946,780
TOTAL INVESTMENTS (cost $23,423,701) - 81.0%		23,954,672
OTHER ASSETS EXCEEDING LIABILITIES, NET - 19.0%		5,604,794
NET ASSETS - 100.00%		$29,559,466

See notes to financial statements.

	Contracts	Value
WRITTEN OPTION - (0.1)%
Health Care Equipment & Services - (0.1)%
Health Management Associates, Inc.*
Expires: 11/16/2013, Strike Price: $13.00	(233)	$(19,223)
TOTAL WRITTEN OPTION (Premium received $(18,640))		$(19,223)

†	In U.S. Dollars unless otherwise indicated.
*	Non-income producing security.
(a)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.  These securities may only be resold to qualified institutional buyers in transactions exempt from registration.  As of April 30, 2013, these securities amounted to $10,151,336, which represents 34.3% of total net assets.

(b)	Variable rate security, the coupon rate shown is the effective rate as of April 30, 2013.
(c)	Security considered illiquid. The total value of these securities as of April 30, 2013 was $2,547,002 and represented 8.6% of net assets.
(d)	Unsettled bank loan. Interest rate not available as of April 30, 2013.
(e)	Represents a payment in-kind security which may pay interest/dividend in additional par/shares.
(f)	Security considered restricted. The total value of these securities as of April 30, 2013 was $191 and represented 0.0% of net assets.

The following are the details of the restricted securities held by the Fund:

		Acquisition			% of Net
	Shares	Date	Cost	Value	Assets
Ember VRM Sarl	145	4/11/2013	$190	$191	0.0%

(g)	Zero coupon security.

EUR — Euro

GBP — Great British Pound

PLC — Public Limited Company

Country Weightings:
(% of Net Assets)

United States	69.6%
Great Britain	6.3%
Sweden	1.6%
South Africa	1.5%
Australia	1.3%
Germany	0.4%
Mexico	0.3%
81.0%
Other Assets Exceeding Liabilities, Net	19.0%
100.0%

The list of the open forward foreign currency contracts held by the Fund as of April 30, 2013, is as follows:

Settlement Date	Currency to Deliver		Currency to Receive		Counterparty	Unrealized Appreciation (Depreciation)
05/28/13-06/28/13	EUR	1,350,000	USD	1,755,948	Citigroup	$(22,171)
07/10/2013	GBP	570,000	USD	884,925	Citigroup	154
						$(22,017)

See notes to financial statements.

Statement of Assets and Liabilities

Assets:
Investments, at value (amortized cost $23,423,701)	$23,954,672
Cash	5,324,871
Foreign currency, at value (cost $429,796)	429,796
Receivable for investments sold	535,971
Interest receivable	401,508
Deferred offering costs	270,874
Receivable from adviser	90,924
Prepaid expenses	30,566
Unrealized appreciation on forward foreign currency contracts	154
Total assets	31,039,336
Liabilities:
Payable for investments purchased	1,330,803
Management fee payable	30,307
Unrealized depreciation on forward foreign currency contracts	22,171
Written option, at value (premium received $18,640)	19,223
Trustees’ fees	9,701
Administration fees	6,986
Other accrued expenses	60,679
Total liabilities	1,479,870
Net assets	$29,559,466
Net Assets:
Paid-in Capital — (100,000,000 shares authorized — $0.001 par value)	$28,700,733
Undistributed net investment income	143,901
Accumulated net realized gain on investments	207,238
Net unrealized appreciation on investments	530,971
Net unrealized depreciation on written option	(583)
Net unrealized depreciation on forward foreign currency contracts and foreign currency transactions	(22,794)
Net assets	$29,559,466
Net asset value, price per share ($29,559,466 ÷ 2,862,977 shares)	$10.32

See notes to financial statements.

Statement of Operations

For the period ended April 30, 2013* (Unaudited)

Investment income:
Interest income	$610,964
Total investment income	610,964
Expenses:
Management fee	164,697
Administration fees	42,112
Trustees’ fees and expenses	22,264
Deferred offering costs	176,660
Legal fees	124,624
Shareholder reporting expense	37,819
Transfer agency fees	23,984
Audit fees	11,282
Registration fees	4,875
Custodian fees	2,376
Other expenses	27,622
Total expenses	638,315
Less:
Management fee waived	(164,697)
Expenses reimbursed by adviser	(249,841)
Net expenses	223,777
Net investment income	387,187
Net realized gain (loss) on:
Investments	235,493
Forward foreign currency contracts and foreign currency transactions	(28,255)
Net change in unrealized appreciation (depreciation) on:
Investments	530,971
Written option	(583)
Forward foreign currency contracts and foreign currency transactions	(22,794)
Net realized and unrealized gain on investments, forward foreign currency contracts, written options and foreign currency transactions	714,832
Net increase in net assets resulting from operations	$1,102,019

* Commenced operations on November 1, 2012.

See notes to financial statements.

Statement of Changes in Net Assets

Period ended April 30, 2013* (Unaudited)
Operations:
Net investment income	$387,187
Net realized gain on investments, forward foreign currency contracts and foreign currency transactions	207,238
Net change in unrealized appreciation on investments, written option, forward foreign currency contracts and foreign currency transactions	507,594
Net increase in net assets resulting from operations	1,102,019
Dividends to shareholders from:
Net investment income	(243,286)
Total dividends	(243,286)
Capital transactions:(1)
Proceeds from shares issued	28,600,733
Net increase in net assets from capital shares transactions	28,600,733
Net increase in net assets	29,459,466
Net assets:
Beginning of period	100,000
End of period	$29,559,466
Undistributed net investment income	$143,901

*	Commenced operations on November 1, 2012.
(1)	For Capital Share Transactions, see Note 5 in the notes to the financial statements.

See notes to financial statements.

Financial Highlights

Per share operating performance(1)

Period Ended April 30, 2013* (Unaudited)
Net asset value, beginning of period	$10.00
Income (loss) from operations:
Net investment income	0.15
Net realized and unrealized gain on investments	0.26
Total from operations	0.41
Dividends and distributions from:
Net investment income	(0.09)
Total dividends and distributions	(0.09)
Net asset value, end of period	$10.32
Total return†	4.03%
Ratios and supplemental data
Expenses, after management fees waived and expenses reimbursed by adviser	1.70%**
Expenses, before management fees waived and expenses reimbursed by adviser	4.84%**
Net investment income	2.94%**

Supplemental data
Net assets, end of period (000)	$29,559
Portfolio turnover rate†	50.97%

(1)	Per share calculations were performed using average shares.
*	Commenced operations on November 1, 2012.
**	Annualized
†	Total return and Portfolio turnover rate are for the period indicated and have not been annualized.

See notes to financial statements.

Notes:

1. Organization

KKR Alternative Corporate Opportunities Fund (the “Fund”) was organized on July 16, 2012 as a statutory trust under the laws of the state of Delaware.  The Fund is a closed-end registered management investment company.  The Fund commenced operations on November 1, 2012.  The Fund seeks to generate an attractive total return consisting of current income and capital appreciation.  The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).   KKR Asset Management LLC serves as the Fund’s investment adviser (the “Adviser”).

2. Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act.  The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes. Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The type of assets generally included in this category is certain common stock listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are certain high yield securities, certain leveraged loans, certain common and preferred stock and certain financial instruments classified as derivatives.

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The types of assets generally included in this category are certain leveraged loans and certain common and preferred stock.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. The valuation techniques used for the assets and liabilities that are valued using Level 3 of the fair value hierarchy are described below.

Leveraged Loans:  Leveraged loans are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark derivative indices or valuation models. Valuation models are based on yield analysis techniques, where the key inputs are based on relative value analyses, which incorporate similar instruments from similar issuers. In addition, an illiquidity discount is applied where appropriate.

Common and Preferred Stock:  Common and preferred stock are initially valued at transaction price and are subsequently valued using observable market prices, if available, or internally developed models in the absence of readily observable market prices. Valuation models are generally based on market and income (discounted cash flow) approaches, in which various internal and external factors are considered, or yield analysis techniques, where the key inputs are based on relative value analyses, which incorporate similar instruments from similar issuers. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and assumed inputs used to calculate terminal values, such as earnings before interest, taxes, depreciation and amortization (“EBIDTA”) exit multiples. In addition, an illiquidity discount is applied where appropriate. The fair value recorded for a particular investment will generally be within the range suggested by the two approaches. Upon completion of the valuations conducted, an illiquidity discount is applied where appropriate.

Valuation Process

The Adviser has a valuation committee (the “Valuation Committee”), whose members consist of the Adviser’s Chief Executive Officer, Chief Financial Officer, General Counsel and certain other employees of the Adviser.  The Valuation Committee is responsible for approving pricing sources and procedures and for oversight of the Adviser’s pricing practices, including determining the valuation of investments in circumstances where no external pricing data for an investment is available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is not available or is determined to be unreliable or inadequately representing the fair value of the particular assets.  In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. The valuation process involved in Level 3 measurements for assets and liabilities is completed monthly based on the methodology and assumptions that are used in estimating the value of the investment that are approved by the Valuation Committee on at least a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight, and review. For assets classified as Level 3, the investment professionals of the Adviser are responsible for documenting preliminary valuations based on various factors including their evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections discussed above. The Adviser engages an independent valuation firm to opine on its internal valuation assessments for certain holdings over a specific dollar threshold. All valuations are approved by the Valuation Committee.

The following table presents information about the Fund’s assets and liabilities measured on a recurring basis as of April 30, 2013, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
High Yield Securities	$—	$15,607,330	$—	$15,607,330
Leveraged Loans	—	4,222,564	1,288,227	5,510,791
Preferred Stock	—	631,187	1,258,584	1,889,771
Common Stock	679,435	267,154	191	946,780
Total Investments in Securities	$679,435	$20,728,235	$2,547,002	$23,954,672

	Level 1	Level 2	Level 3	Total
Financial Derivatives Instruments
Assets — Forward Foreign Currency Contracts	$—	$154	$—	$154
Liabilities — Forward Foreign Currency Contracts	—	(22,171)	—	(22,171)
Liabilities — Written Option	—	(19,223)	—	(19,223)
Total Financial Derivative Instruments	$—	$(41,240)	$—	$(41,240)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Leveraged Loans	Preferred Stock	Common Stock
Beginning balance as of November 1, 2012	$—	$—	$—
Purchases	1,299,106	1,236,600	190
Sales and paydowns	(10,879)	—	—
Change in unrealized depreciation	—	21,984	1
Ending balance as of April 30, 2013	$1,288,227	$1,258,584	$191
Change in unrealized gains/(losses) included in earnings related to securities still held at report date	$—	$21,984	$1

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period ended April 30, 2013. There were no transfers between levels during the reporting period ended April 30, 2013, based on the input level assigned under the hierarchy at the beginning and end of the reporting period ended April 30, 2013.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of April 30, 2013. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Financial Asset	Fair Value as of April 30, 2013	Valuation Techniques	Unobservable Inputs	Ranges
Leveraged Loans	$1,288,227	Yield Analysis	Yield	10.0%- 11.5%
			Discount Margin	922-1105 bps
			Net Leverage	1.6-5.3x
			Illiquidity Discount	0.5%-1.0%
Common and Preferred Stock	1,258,775	Yield Analysis	Yield	9.90%
			Discount Margin	919 bps
			Illiquidity Discount	3.85%

The Adviser utilizes several unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. These unobservable pricing inputs and assumptions may differ by security and in the application of the Fund’s valuation methodologies. The reported fair value estimates could vary materially if the Adviser had chosen to incorporate different unobservable pricing inputs and other assumptions or, for applicable investments, if the Adviser only used either the discounted cash flow methodology or the market comparables methodology instead of assigning a weighting to both methodologies. The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

From November 1, 2012 (commencement of operations) to April 30, 2013, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed.  Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Derivative Contracts — The Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized gains/losses until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency.

The Fund may utilize option contracts or other permissible financial intermediaries. Option contract transactions may be transacted on security exchanges or in the over-the-counter market. When option contracts are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Option contracts may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter option contracts also may include options on baskets of specific securities. The Fund may purchase and sell call and put options on specific securities and stock indices listed on national security exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Fund.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

During the period from November 1, 2012 (commencement of operations) to April 30, 2013 the Fund entered into written option transactions which are summarized as follows:

	Number of	Premium
	Contracts	Received
Balance as of November 1, 2012	—	$—
Written	233	18,640
Balance as of April 30, 2013	233	$18,640

As of April 30, 2013, and during the period from November 1, 2012 (commencement of operations) to April 30, 2013, the Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories:

Statement of Assets	Derivative	Derivative
and Liabilities Location	Assets	Liabilities

Equity contracts
Written options, at fair value	$—	$19,223

Foreign exchange contracts
Unrealized appreciation/(depreciation) on forward foreign currency contracts	154	22,171
	$154	$41,394

		Change in
		Unrealized
	Realized	Appreciation
	Gain/(Loss)	(Depreciation)

Equity contracts
Written options	$—	$(583)

Foreign exchange contracts
Forward foreign currency contracts	(3,005)	(22,017)
	$(3,005)	$(22,600)

Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Early Repurchase Charge — A shareholder who tenders for repurchase of shares during the first year following such shareholder’s initial purchase will be subject to a fee of 2.00% of the value of the shares repurchased by the Fund, payable to the Fund (an “Early Repurchase Charge”). Early Repurchase Charges are recorded as an increase to paid-in capital. The Fund did not retain any Early Repurchase Charges during the period from November 1, 2012 (commencement of operations) to April 30, 2013.

Organization and Offering Costs — Organization costs of the Fund were paid by the Adviser pursuant to the investment advisory agreement as discussed in Note 4, while offering costs consisting of the initial prospectus and registration of the Fund will be paid by the Fund and amortized over the first 12 months of operations.

Income Taxes — The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing substantially all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

In order to avoid imposition of the excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2%

of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including,  but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of April 30, 2013, and during the period from November 1, 2012 (commencement of operations) to April 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Indemnifications — Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

3. Risk Considerations

The Fund invests mainly in high yield securities, leveraged loans and preferred and common stock. These investments may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

Market Risk — Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the Fund will fluctuate, which means that the shareholder could lose money.

The Fund also engages in trading of put and call options. Purchasing options involves the risk that the underlying instrument’s price does not change in the manner expected, so that the instrument loses value or expires worthless and the Fund can lose the amounts paid. Selling options, on the other hand, involves potentially greater risk because the Fund is exposed to the extent of the actual price movement in the underlying security.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price: a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Please refer to the Fund’s prospectus for a more complete description of the principal risks of investing in the Fund.

4. Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives a monthly fee at the annual rate of 1.25% of the month-end value of the Fund’s Managed Assets (the “Management Fee”). “Managed Assets” is defined as the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short- term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of shares that will be repurchased as of the end of the month) minus the sum of the Fund’s accrued liabilities (other than any borrowings).

During periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.  During the period from November 1, 2012 (commencement of operations) to April 30, 2013, the Fund did not use leverage.

The Adviser has contractually agreed to forego an amount of its monthly Management Fee and pay, absorb, or reimburse the Fund so that total annual operating expenses do not exceed 1.70% (excluding interest, taxes, brokerage commissions, dividend expenses, extraordinary expenses and certain other Fund expenses) through at least until March 1, 2014.  Under the agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided the Fund’s total annual fund operating expenses plus recoupment do not exceed 1.70% of the average net assets of the Fund for the fiscal year.

During the period from November 1, 2012 (commencement of operations) to April 30, 2013, the Adviser earned a net Management Fee of $0 and reimbursed expenses in excess of its Management fee of $249,841.

During the period from November 1, 2012 (commencement of operations) to April 30, 2013, the Adviser agreed to forego an amount of its monthly Management fee and pay, absorb, or reimburse expenses of the Fund in the amount of $414,538. As of April 30, 2013, the total amount subject to recoupment by the Adviser is $414,538 expiring by October 31, 2016 and $21,138 expiring by October 31, 2015.

Administrator, Custodian and Transfer Agent — SEI Investments Global Fund Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services for an annual fee, calculated and assessed monthly in arrears based on the month-end net assets of the Fund, of 0.045% of the Fund’s net assets up to $500 million and 0.035% of the Fund’s net assets over $500 million, subject to a minimum annual fee.

Citibank, N.A. serves as the Fund’s custodian pursuant to a custody agreement. DST Systems, Inc. serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5. Capital Shares

The Fund is offering on a continuous basis through SEI Investments Distribution Co. up to 100,000,000 shares (“Shares”). Shares are offered in a continuous offering at the Fund’s current NAV per Share. Shares may be purchased as of the first business day of each month at the Fund’s then current NAV per Share.

Purchase Terms — The Fund accepts initial and additional purchases of Shares. The minimum initial investment in the Fund from each investor is $25,000, and there is no minimum for additional investments in the Fund.

The minimum initial investment may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial investment amount (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser.

Quarterly Repurchase of Shares — No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

The Fund intends to offer to repurchase Shares from Shareholders on a quarterly basis in accordance with written tenders by Shareholders, on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally apply to up to 20% of the net assets of the Fund. There is no minimum amount of Shares which must be repurchased in any repurchase offer. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, as of the immediately preceding business day). Each repurchase offer will generally commence approximately 35 days prior to the applicable repurchase date. As of April 30, 2013, the Fund offered to repurchase Shares from Shareholders as of March 31, 2013 during which investors did not tender Shares in the Fund for repurchase.

Share Transactions — For the period from November 1, 2012 (commencement of operations) to April 30, 2013.

November 1, 2012
to April 30, 2013*
Shares, beginning of the period	10,000
Shares issued	2,852,977
Increase in shares outstanding from share transactions	2,852,977
Shares, end of the period	2,862,977

* Commenced operations on November 1, 2012.

Other — An affiliate of the Adviser owns 87.7% and an affiliated fund managed by the Adviser owns 12.3% of the outstanding Shares of the Fund, as of April 30, 2013.

6. Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, during the period from November 1, 2012 (commencement of operations) to April 30, 2013 were as follows:

KKR Alternative Corporate Opportunities Fund
Purchases	$31,851,015
Sales	8,656,024

There were no purchases or sales of U.S. Government securities.

7. Commitments

As of April 30, 2013, the Fund had unfunded financing commitments, including financial guarantees, related to other assets, including investments totaling approximately $1,359,000.  The Fund did not have any significant losses as of April 30, 2013, nor does it expect any significant losses related to those assets for which it committed to purchase and fund. The Fund maintains sufficient liquidity in the form of cash or borrowing capacity to fund such unfunded loan commitments should the need arise.

8. Federal Income Taxes

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed realized gains, undistributed net investment income or accumulated net realized gain, as appropriate, in the period in which the differences arise.

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

As of April 30, 2013, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
KKR Alternative Corporate Opportunities Fund	$23,423,701	$640,928	$(109,957)	$530,971

9. Line of Credit

The Fund, along with certain other funds managed by the Adviser, is a party to a $20.0 million credit agreement with Citibank, N.A., which expires February 24, 2014. The Fund may borrow under the credit agreement to fund shareholder redemptions. The credit agreement has the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum; or (c) an alternate rate per annum on amounts borrowed. The commitment fees are included in other expenses on the Statement of Operations. For the period from November 1, 2012 (commencement of operations) to April 30, 2013, the Fund had not drawn on the credit agreement.

10. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

11. Subsequent Events

On May 17, 2013, the Board approved new service providers for the Fund effective June 1, 2013, appointing U.S. Bancorp Fund Services, LLC as administrator, fund accountant and transfer agent, U.S. Bank N.A. as custodian, and Quasar Distributors, LLC as distributor.

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Annualized Expense Ratios	Expenses Paid During Period
KKR Alternative Corporate Opportunities Fund
Actual Fund Return*	$1,000.00	$1,040.30	1.70%	$8.60

Hypothetical 5% Return**	$1,000.00	$1,016.36	1.70%	$8.50

*              Actual Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the inception to date period).

** Hypothetical Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

Approval of Investment Advisory Agreement

Background

At the organizational meeting of the Board of KKR Alternative Corporate Opportunities Fund (the “Fund”) on September 14, 2012, the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and approved an investment advisory agreement (the “Investment Advisory Agreement”) between KKR Asset Management LLC (the “Adviser”) and the Fund.

The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the scheduled board meeting. The Independent Trustees also received a memorandum from their independent legal counsel concerning the duties of board members in considering approval of investment advisory agreements.

In its consideration of the approval of the Investment Advisory Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the Investment Advisory Agreement. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel of the Adviser who will provide the advisory services to the Fund.

Performance, Fees and Expenses of the Fund

Past performance of the Fund was not a factor considered by the Board, as the Fund would be a new fund not yet publicly offered. The Board then considered the performance of other funds with comparable investment strategies and the prior experience of the portfolio management team in managing other funds and accounts.

The Board reviewed the advisory fee rate proposed to be paid by the Fund under the Investment Advisory Agreement.  The Board noted that the Adviser and its affiliates do not manage other U.S. registered funds with investment strategies comparable to those of the Fund and considered the Adviser’s management of other accounts. The Board reviewed the anticipated total expense ratio of the Fund and the information regarding management fee rates paid by peer funds.

Economies of Scale

The Board considered the potential growth of the Fund and the structure of the proposed advisory fee schedule, which does not include breakpoints. The Board considered that the Fund’s growth prospects were uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Investment Advisory Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Fund had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser.  Since the Fund had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

Resources of the Adviser and Relationship with the Fund

The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board also reviewed and considered the proposed relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to enter into this relationship with the Adviser.

Other Factors

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interests of the Fund and its future shareholders to approve the Investment Advisory Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Investment Advisory Agreement.

Item 2.   Code of Ethics.

Not applicable for semi-annual report.

Item 3.   Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

(a)         See Item 1.

(b)         Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)         Not applicable for semi-annual report.

(b)         None.

Item 9.   Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that such procedures are designed to ensure that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)           There have been no changes in the registrant’s internal control over financial reporting during the period from February 1, 2013 to April 30, 2013 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Not applicable for semi-annual report.

(a)(2)      A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Alternative Corporate Opportunities Fund

By	/s/ William C. Sonneborn
William C. Sonneborn
President and Principal Executive Officer
Date: June 26, 2013

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ William C. Sonneborn
William C. Sonneborn
President and Principal Executive Officer
Date: June 26, 2013

By	/s/ Michael R. McFerran
Michael R. McFerran
Treasurer and Principal Financial Officer
Date: June 26, 2013